[AMERICAN BEACON FUNDS LOGO]

                           Cash Management Class

 Supplement Dated April 18, 2008 to the Prospectus dated March 1, 2008

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On April 16, 2008, AMR Corporation ("AMR"), the parent corporation of American
Beacon Advisors, Inc. (the "Manager"), the manager of the American Beacon
Funds (the "Trust"), agreed to sell the Manager to Lighthouse Holdings, Inc., which is owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital. AMR plans to retain a ten percent stake in the Manager under the agreement and expects the sale to take place upon satisfaction of several conditions. Completion of the sale would result in a change of control of the Manager and the termination of the Trust's management and investment advisory agreements. Thus, prior to completion of the sale, the Board of Trustees (the "Board") of the Trust will meet to determine whether to approve a new management agreement with the Manager and new investment advisory agreements with the Trust's sub-advisors upon completion of the sale. If the Board takes this action, proxy statements will be mailed to shareholders soliciting their approval of these agreements. If this sale occurs, there are no anticipated changes in the services provided by the Manager or in fee rates charged by the Manager to the Trust.